UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 5, 2024

Yoshiharu Global Co.

(Exact name of registrant as specified in its charter)

Delaware	001-41494	87-3941448
(State or other Jurisdiction of Incorporation)	(Commission File No.)	(IRS Employer Identification No.)

6940 Beach Blvd., Suite D-705

Buena Park, CA 90621

(Address of principal executive offices and zip code)

(714) 694-2403

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Common Stock, $0.0001 par value	YOSH	The Nasdaq Stock Market LLC (Nasdaq Capital Market)

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Agreement

On January 5, 2024, Yoshiharu Global Co. (the “Company”) entered into a securities purchase agreement (the “Securities Purchase Agreement”) with Alumni Capital LP, a Delaware limited partnership, an “accredited investor,” as defined in Rule 501(a) of Regulation D under the Securities Act of 1933, as amended (the “Securities Act”) (the “Investor”), which provides that, upon the terms and subject to the conditions and limitations set forth therein, the Company has the right, but not the obligation, to sell to the Investor, and the Investor is obligated to purchase, up to an aggregate of $5,000,000 in shares of the Company’s class A common stock, par value $0.0001 per share (“Common Stock”).

The Company’s right to sell shares of Common Stock to the Investor is subject to the satisfaction of certain conditions as set forth in the Securities Purchase Agreement, including that a registration statement covering the Investor’s offer and resale of such shares is declared effective by the SEC and the final form of prospectus is filed with the SEC (the “Commencement Date”). From the Commencement Date to June 30, 2024, the Company will control the timing and amount of any sales of Common Stock to the Investor. Actual sales of shares of Common Stock to the Investor under the Securities Purchase Agreement will depend on a variety of factors to be determined by the Company from time to time, including, among others, market conditions, the trading price of the Common Stock, and determinations by the Company as to the appropriate sources of funding for the Company and its operations.

The purchase price of the shares of Common Stock that the Company elects to sell to the Investor pursuant to the Securities Purchase Agreement will be one of two purchase prices. The first purchase price option shall be equal to lowest traded price of the Common Stock on the Company’s principal trading market for the five (5) business days prior to the closing date with respect to a purchase notice, as reported by Bloomberg, multiplied by eighty-five percent (85%) (the “First Purchase Price Option”). The second purchase price option shall be equal to the lowest traded price of the Common Stock on the Company’s principal trading platform for the five (5) business days prior to the closing date with respect to a purchase notice, as reported by Bloomberg, multiplied by ninety-six percent (96%) (the “Second Purchase Price Option”). The First Purchase Price Option is limited to an amount of $1,000,000. The Second Purchase Price Option is limited to the lesser of (i) two hundred fifty percent (250%) of the average daily trading volume of the Common Stock on the Nasdaq Capital Market (or any successor exchange), or (ii) $500,000.

Under the applicable Nasdaq rules, in no event may the Company issue to the Investor under the Securities Purchase Agreement more than the Exchange Cap equal to 237,885 shares of Common Stock (representing 19.99% of the total number of the Company’s shares of Common Stock issued and outstanding immediately prior to the execution of the Securities Purchase Agreement), unless the Company obtains stockholder approval to issue shares of Common Stock in excess of the Exchange Cap. The Purchase Agreement also prohibits the Company from directing the Investor to purchase any shares of the Company’s Common Stock if those shares, when aggregated with all other shares of the Company’s Common Stock then beneficially owned by the Investor (as calculated pursuant to Section 13(d) of the Securities Exchange Act of 1934, as amended, and Rule 13d-3 thereunder), would result in the Investor beneficially owning more than 9.99% of the outstanding Common Stock.

As consideration for the Investor’s irrevocable commitment to purchase shares of Common Stock upon the terms of and subject to satisfaction of the conditions set forth in the Securities Purchase Agreement, the Company agreed to issue to the Investor 24,950 shares of Common Stock (the “Commitment Shares”). The Company will issue 12,475 shares of Common Stock (50% of the Commitment Shares) within two business days of the execution and delivery of the Securities Purchase Agreement. The Company will then issue 12,475 shares (the remaining 50% of the Commitment Shares) within two business days from the effective date of the initial registration statement required to be filed under the Securities Purchase Agreement.

The foregoing description of the Securities Purchase Agreement does not purport to be complete and is qualified in its entirety by the full text of the Securities Purchase Agreement and by the terms and conditions of the document itself. A copy of the form of the Securities Purchase Agreement is attached hereto as Exhibit 10.1 and is incorporated herein by reference.

Item 3.02 Unregistered Sales of Equity Securities

The information set forth in “Item 1.01 Entry into a Material Definitive Agreement” relating to the issuance of Common Stock is incorporated by reference herein in its entirety. The offer and sale of shares of Common Stock pursuant to the Securities Purchase Agreement is and will be made in reliance upon the exemption from registration provided by Section 4(a)(2) of the Securities Act and/or Rule 506(b) of Regulation D promulgated thereunder. This Current Report on Form 8-K shall not constitute an offer to sell or the solicitation of an offer to buy, nor shall such securities be offered or sold in the United States absent registration or an applicable exemption from the registration requirements and certificates evidencing such shares contain a legend stating the same.

Item 9.01 Financial Statements and Exhibits

(d) Exhibits.

Exhibit No.	Description

10.1	Securities Purchase Agreement by and between the Company and the Investor, dated January 5, 2024

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: January 10, 2024

YOSHIHARU GLOBAL CO.

By:	/s/ James Chae
Name:	James Chae
Title:	Chief Executive Officer

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